EXHIBIT 99.2

ABS Term Sheets provided by
Citigroup Global Markets Inc.

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TERM SHEET

$[412,500,000] (Approximate)
First Horizon Alternative Mortgage Securities Trust 2005-AA5 Issuer
Mortgage Pass-Through Certificates Series 2005-AA5
First Horizon Asset Securities Inc. Depositor

April 12, 2005

The information herein has been provided solely by Citigroup Global Markets Inc. (“CGMI”) based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI’s Mortgage Trading Desk at (212) 723-6217.

Citigroup Global Markets Inc.
Name:	Telephone:	E-Mail:
Brian Delany Director	(212) 723-6217	brian.delany@citigroup.com
Matt Cherwin Director	(212) 723-6217	matthew.cherwin@citigroup.com
Julie McDermott Associate	(212) 723-6217	julie.a.mcdermott@citigroup.com
Pete Steinmetz Director	(212) 723-6391	peter.d.steinmetz@citigroup.com
Pavithra Jayaraman Associate	(212) 723-6386	pavithra.Jayaraman@citigroup.com
Jon Riber Associate	(212) 723-9937	jonathan.riber@citigroup.com
Mitch Garrett Analyst	(212) 723-6932	mitchell.garrett@citigroup.com

Offered Certificates
Class	Group	Size* ($)	Ratings*** (TBD)	Subordination**	Allocated Loss Protection**
I-A-1	Group I (Super Senior)	$[81,000,000]	AAA/AAA	6.25%	10.00%
I-A-2	Group I (Senior Support)	$[3,375,000]	AAA/[TBD]	6.25%	6.25%
II-A-1	Group II (Super Senior)	$[315,000,000]	AAA/AAA	6.25%	10.00%
II-A-2	Group II (Senior Support)	$[13,125,000]	AAA/[TBD]	6.25%	6.25%

* The sizes and final ratings of the Certificates are subject to change based on the final pool and additional rating agency analysis.

** +/- ..50%

*** The “AAA” Certificates will be rated by at least two of these three rating agencies: Fitch, Moody’s, S&P.

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Transaction Overview
Offered Certificates:
Approximately $412,500,000 Class I-A-1, I-A-2, II-A-1, and II-A-2 Certificates (the “Class A Certificates” or the “Senior Certificates”). The Class I-A-1 is super senior and Class I-A-2 is senior support. The Class II-A-1 is super senior and Class II-A-2 is senior support. The Class I-A-1 and I-A-2 Certificates are backed by the Group I Mortgage Loans and pay prorata. The Class II-A-1 and II-A-2 Certificates are backed by the Group II Mortgage Loans and pay prorata.

Cut-Off Date:	May 1, 2005

Settlement Date:	On or about May 27, 2005

1st Distribution Date:	June 27, 2005

Seller and Master Servicer:	First Horizon Home Loan Corporation

Lead Underwriter:	Citigroup Global Markets Inc.

Collateral:
The Mortgage Loans are a combination of 10 year interest only and fully amortizing, first lien, Alt-A conforming and non-conforming mortgage loans totaling approximately $[440,000,000]. The Mortgage Loans have rates that are fixed for 36 months and then become subject to adjustment on a semi-annual basis based on 6 Month LIBOR (the “Group I Mortgage Loans”) and rates that are fixed for 60 months and then become subject to adjustment on a semi-annual basis based on 6 Month LIBOR (the “Group II Mortgage Loans” and together with the Group I Mortgage Loans referred to as the “Mortgage Loans”).

Structure:	Senior/Subordinate

Non-Offered Certificates:	Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (together, the “Class B Certificates” or the “Subordinate Certificates”) will not be offered hereby.

Interest Payments:
The Offered Certificates will bear interest at a variable-rate (the “Pass-Through Rate”) equal to the weighted average of the Net Rates (Gross Rate less Servicing Fees) of the Mortgage Loans in the related loan group.

Credit Enhancement:
Credit Enhancement for the Class A Certificates will be provided by a senior/subordinate shifting interest structure. The Class B Certificates are subordinate to and provide credit enhancement for the Class A Certificates. The Class I-A-1 and II-A-1 will also have the additional credit enhancement provided by the I-A-2 and II-A-2, respectively (See Allocated Loss Protection section).

Subordination:	Class	Ratings (TBD)	Subordination

	Class A Certificates	AAA/AAA	6.25% (+/- .50%)

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Payment Priority:
Distributions on the Certificates will be made on the 25th day of each month (or next business day). On each distribution date, the trustee will first pay to the senior certificates of each certificate group the amounts of interest and principal distributable to them from available funds from the corresponding mortgage pool. The trustee will then pay interest and principal to the subordinate certificates from the remaining available funds from each mortgage pool.

Available Funds:

The payments to the Certificates, to the extent of available funds from the related group of mortgage loans, will be made according to the following priority:

1.	Payment of interest prorata to the holders of the Class A Certificates at a rate equal to their respective Pass-Through Rates;

2.	Payment of principal prorata to the holders of the Class A Certificates; and

3.	Payment of interest and principal to the Class B Certificates in order of their numerical class designations, beginning with the Class B-1, so each Class B Certificate shall receive

(a)	Interest at a rate equal to the weighted average Net Rates of each mortgage pool, weighted on the basis of the group subordinate amount for each mortgage pool.

(b)	Such class’ allocable share of principal.

Allocated Loss Protection:
Realized Losses on the Mortgage Loans will be allocated to the Class B Certificates in order of their reverse numerical class designations, until the Certificate Principal Balance of each Class B certificate has been reduced to zero. Thereafter, Realized Losses from the Mortgage Loans will be allocated to the related Class A Certificates in reverse sequential order starting with Class I-A-2 and II-A-2 in their respective groups.

Class	Ratings (TBD)	Allocated Loss Protection*

Class I-A-1 and Class II-A-1	AAA/[TBD]	10.00%

Class I-A-2 and Class II-A-2	AAA/[TBD]	6.25%

	* +/- .50%

Senior Percentage:
On any distribution date for a certificate group, the lesser of 100% and the percentage obtained by dividing the aggregate class certificate balances of all classes of senior certificates of such certificate group immediately preceding such distribution date by the principal balance of the related mortgage pool for such distribution date.

Subordinated Percentage:	For any distribution date and each certificate group, 100% minus the related Senior Percentage.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

Shifting Interest:	On any distribution date occurring during the periods set forth below, and as to each mortgage pool, the Senior Prepayment Percentages described below:

Distribution Periods	Senior Prepayment Percentage
June 2005 – May 2012	100%
June 2012 – May 2013	related Senior Percentage plus 70% of the related Subordinated Percentage
June 2013 – May 2014	related Senior Percentage plus 60% of the related Subordinated Percentage
June 2014 – May 2015	related Senior Percentage plus 40% of the related Subordinated Percentage
June 2015 – May 2016	related Senior Percentage plus 20% of the related Subordinated Percentage
June 2016 – and after	related Senior Percentage

provided however, (i) if on any distribution date the Senior Percentage for a certificate group exceeds the initial Senior Percentage for such certificate group, the Senior Prepayment Percentage for each certificate group for such distribution date will equal 100%, (ii) if on any distribution date before the distribution date in June 2008, prior to giving effect to any distributions on such distribution date, the Subordinated Percentage for such certificate group for such distribution date is equal to or greater than twice the initial Subordinated Percentage for such certificate group, then the Senior Prepayment Percentage for such certificate group for such distribution date will equal the Senior Percentage for such certificate group plus 50% of the Subordinated Percentage for such certificate group and (iii) if on any distribution date on or after the distribution date in June 2008, prior to giving effect to any distributions on such distribution date, the Subordinated Percentage for such certificate group for such distribution date is equal to or greater than twice the initial Subordinated Percentage for such certificate group, then the Senior Prepayment Percentage for such certificate group for such distribution date will equal the Senior Percentage for such certificate group.

The reductions in the Senior Prepayment Percentage for each certificate group described above will not occur, and the Senior Prepayment Percentage for each certificate group for such prior period will be calculated without regard to clause (ii) or (iii) of the paragraph above, unless both of the following step down conditions are satisfied with respect to each mortgage pool, as of the last day of the month preceding the Distribution Date:

(1) the aggregate Stated Principal Balance of mortgage loans in all of the mortgage pools delinquent 60 days or more (including for this purpose any mortgage loans in foreclosure or subject to bankruptcy proceedings and mortgage loans with respect to which the related mortgaged property has been acquired by the trust) does not exceed 50% of the aggregate class certificate balances of the subordinated certificates as of that date; and

(2) cumulative Realized Losses in all of the mortgage pools do not exceed:

(a) 20% of the initial aggregate class certificate balances of the subordinated certificates as of the closing date (the “original subordinate principal balance”) if such distribution date occurs between and including June 2005 and May 2008; and

(b) 30% of the original subordinate principal balances if such distribution date occurs on or after June 2008.

Cross Collateralization:
Cross-collateralization permits available funds from one mortgage pool to be available to cover certain deficits for the other mortgage pool’s Senior Certificates. Cross-collateralization is only permitted when the certificate principal balances of all of the Senior Certificates of a certificate group have been reduced to zero or when one group of Senior Certificates has a principal balance that is higher than the related mortgage loan balance. In such a case, distributions of principal and/or interest may be allocated to the Senior Certificates of the other mortgage pool prior to their distribution of principal and/or interest to the subordinate classes. Cross-collateralization may be necessary because of the different payment speeds of the loans in each pool, as well as because of the fact that the subordination for the Senior Certificates is shared, and therefore different levels of losses in each mortgage pool could cause an imbalance between that pool's principal balance and its related loan balance.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

Call Provision:
At its option, the Master Servicer (or an affiliate of the Master Servicer) may purchase all of the mortgage loans (and properties acquired on behalf of the trust) when the mortgage loans remaining in the trust as of the last day of the related collection period, have been reduced to less than 10% of the principal balance of the mortgage loans in all of the mortgage pools as of the Cut-Off Date. The Class A Certificates and Class B Certificates will be redeemed at par plus accrued interest.

Distribution Date:
Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in June 2005.

P&I Advances:
The Master Servicer is required to advance delinquent payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. The Master Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement

Compensating Interest:
The Master Servicer will be obligated to pay an amount each month equal to the lesser of (i) the aggregate Prepayment Interest Shortfall for that month and (ii) the lesser of (x) the product of (a) .0083% and (b) the pool principal balance of the corresponding mortgage pool as of the related determination date and (y) the master servicing fee for that month.

Underwriting Standards:	The Mortgage Loans were underwritten to the guidelines of the Seller as more fully described in the prospectus supplement.

Legal Structure:	Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.

ERISA Considerations:
The Class A Certificates are expected to be ERISA eligible as of the Closing Date. However, prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of the Offered Certificates.

SMMEA Considerations:	The Class A Certificates are expected to constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA).”

Form of Registration:	The Class A Certificates will be issued in book-entry form through DTC.

Minimum Denominations:
The Class A Certificates will be issued with a minimum denomination of $25,000 with incremental denominations of $1,000. If necessary, in order to aggregate the initial principal balance of a class, one certificate of such class will be issued in an incremental denomination of less than shown above.

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FHAMS 2005-AA5 3/6 ARMs Group I Pool Profile

	3/6 POOL	Tolerance
AGGREGATE COLLATERAL BALANCE	$90,000,000.00	+/- 2%
AGGREGATE SUPER/ SENIOR CERTIFICATE BALANCE	$84,375,000	+/- 2%
MORTGAGE LOAN CUTOFF DATE	May 1st, 2005
COUPON (net/gross)	5.380/5.755%	+/-.10
GWAC RANGE	200 bps	250 bps max
TOTAL SERVICING FEE	37.5 bps	min
MARGIN (net/gross)	1.875/2.250%	+/- 5 bps
INDEXED = 6 Month LIBOR	100%
INITIAL CAP	6.00%
PERIODIC CAP	2.00%
RESET FREQUENCY	Semi-Annually
WA MONTHS TO NEXT ROLL	35	+/- 1
INTEREST ONLY PERCENT	84.23%	+/- 5%
WAM (in months)	359	+/- 1
WALTV	72.70%	+/- 5%
CALIFORNIA PERCENT	22.24%	30% max
AVERAGE LOAN BALANCE	$253,657	+-$25000
% CONFORMING BALANCE	65.00%	+/- 5%
LARGEST INDIVIDUAL LOAN BALANCE	$1,075,000
OWNER OCCUPIED	72.91	+/- 5%
SINGLE FAMILY (including PUDs)	88.91	+/- 5%
FULL DOC %	44.92	+/- 5%
WA FICO	718	+/-15

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FHAMS 2005-AA5 5/6 ARMs Group II Pool Profile

	5/6 POOL	Tolerance
AGGREGATE COLLATERAL BALANCE	$350,000,000	+/- 2%
AGGREGATE SUPER/ SENIOR CERTIFICATE BALANCE	$328,125,000	+/- 2%
MORTGAGE LOAN CUTOFF DATE	May 1st, 2005
COUPON (net/gross)	5.550/5.925%	+/-.10
GWAC RANGE	225 bps	250 bps max
TOTAL SERVICING FEE	37.5 bps	min
MARGIN (net/gross)	1.875/2.250%	+/- 5 bps
INDEXED = 6 Month LIBOR	100%
INITIAL CAP	6.00%
PERIODIC CAP	2.00%
RESET FREQUENCY	Semi-Annually
WA MONTHS TO NEXT ROLL	59	+/- 1
INTEREST ONLY PERCENT	81%	+/- 5%
WAM (in months)	359	+/- 1
WALTV	74.72%	+/- 5%
CALIFORNIA PERCENT	15.93%	30% max
AVERAGE LOAN BALANCE	$237,209	+-$25000
% CONFORMING BALANCE	70.00%	+/- 5%
LARGEST INDIVIDUAL LOAN BALANCE	$1,610,000
OWNER OCCUPIED	77.83%	+/- 5%
SINGLE FAMILY (including PUDs)	86.09%	+/- 5%
FULL DOC %	50.05%	+/- 5%
WA FICO	718	+/-15

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.